UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2015

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida		33613
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Compensatory Arrangements of Certain Officers.

On July 1, 2015, Health Insurance Innovations, Inc. (the “Company”) granted stock appreciation rights (“SARs”) and shares of Company restricted Class A common stock (“Restricted Shares”) to certain executive officers of the Company under the Company’s Long Term Incentive Plan.

SARs covering 40,000 shares were granted to each of Bruce W. Telkamp and Sheldon Wang. Mr. Telkamp is the Chief Executive Officer of the Company’s Consumer Division and HealthPocket, Inc. subsidiary, and Mr. Wang is the Company’s Chief Technology Officer and President of HealthPocket, Inc. Such SARs have an exercise price of $4.95 and will vest in increments of 25%, 25%, and 50% on the first, second, and third anniversary dates, respectively, of the grant date. The SARs are subject to acceleration upon a change of control and expire on July 1, 2022.

SARs covering 30,000 shares were also granted to Michael D. Hershberger, the Company’s interim Chief Financial Officer and Senior Vice President of Finance and Business Development. Mr. Hershberger’s SARs have an exercise price of $4.95 and will vest in increments of 25%, 25%, and 50% on the first, second, and third anniversary dates, respectively, of the grant date, subject to acceleration upon a change in control and certain termination events (including a termination without cause or for good reason). Mr. Hershberger’s SARs expire on July 1, 2022. Mr. Hershberger was also granted 40,000 Restricted Shares that vest in increments of 25%, 25%, and 50% on the first, second, and third anniversary dates, respectively of the grant date, subject to acceleration upon a change in control and certain termination events (including a termination without cause or for good reason).

The foregoing does not purport to be a complete description of the SARs and is qualified by reference to the full text of the applicable Stock Appreciation Rights Award Agreements, a form of which is attached as Exhibit 10.1 (in the case of Mr. Hershberger) and Exhibit 10.2 (in the case of Messrs. Telkamp and Wang) to this Current Report on Form 8-K. Also, the foregoing does not purport to be a complete description of the Restricted Shares and is qualified by reference to the full text of the applicable Restricted Stock Award Agreement, a form of which is attached as Exhibit 10.2 to the Company’s Form 10-Q/A filed with the SEC on August 13, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Stock Appreciation Rights Award Agreement under Long Term Incentive Plan.

10.2	Form of Stock Appreciation Rights Award Agreement, dated July 1, 2015, granted to Bruce Telkamp and Sheldon Wang under Long Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael A Petrizzo, Jr.

	Name:	Michael A. Petrizzo, Jr.

	Title:	Executive Vice President, General Counsel, and Secretary

Date: July 7, 2015